COMMITMENTS	12 Months Ended
Dec. 31, 2022
COMMITMENTS
COMMITMENTS
11.  COMMITMENTS

Taking into account the current gas supply contracts, the subsidiaries have total financial commitments with a present value of R$ 12,964,677, which includes the minimum established in the contract for both commodities and transport and expires in December 2027.

The sub-concession contracts to which the Rumo, through its subsidiaries, is a party, often include commitments to execute investments with certain characteristics during the term of the contract. We can highlight: The renewal addendum to the concession of Rumo Malha Paulista, which foresees the execution long with the concession of a set of investment projects to increase capacity and reduce urban conflicts, estimated by the agency at R$6,100,000 (value updated until December 2017). Of this amount, around R$3,000,000 comprise the obligations, whose physical execution was 16%. The Rumo Malha Central sub-concession contract provides for investments with a fixed term (one to three years from the signing of the contract), estimated by ANTT at R$645,573. As of December 31, 2022, the physical execution of the obligation book projects was 76% (65% and 56% on December 31, 2021 and 2020 respectively).

The subsidiary Compass Gás e Energia, through Compass Comercialização, has a contract for the supply of Liquefied Natural Gas ("LNG") with Total Gas & Power Limited which after overcoming the preceding conditions, is committed to incurring the staggered acquisition LNG supply capacity of up to 120 TBTU for a period of 10 years.